Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2022				2021						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$15,901	$14,593	$14,959	$45,453	$10,627	$11,402	$13,154	$35,183	$13,521	$48,704	14%	29%

Costs, Expenses and Other
Cost of sales	5,380	4,216	3,934	13,530	3,199	3,104	3,450	9,752	3,873	13,626	14%	39%
Selling, general and administrative	2,323	2,512	2,520	7,355	2,187	2,281	2,336	6,804	2,830	9,634	8%	8%
Research and development	2,576	2,798	4,399	9,773	2,412	4,321	2,445	9,177	3,068	12,245	80%	6%
Restructuring costs	53	142	94	288	297	82	107	487	174	661	-12%	-41%
Other (income) expense, net	708	438	429	1,576	(455)	(103)	(450)	(1,007)	(333)	(1,341)	*	*
Income from Continuing Operations Before Taxes	4,861	4,487	3,583	12,931	2,987	1,717	5,266	9,970	3,909	13,879	-32%	30%
Income Tax Provision	554	538	330	1,423	238	503	695	1,436	85	1,521
Net Income from Continuing Operations	4,307	3,949	3,253	11,508	2,749	1,214	4,571	8,534	3,824	12,358	-29%	35%
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(3)	5	5	6	4	1	4	9	4	13
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,310	3,944	3,248	11,502	2,745	1,213	4,567	8,525	3,820	12,345	-29%	35%
Income (Loss) from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	-	-	-	-	434	332	-	766	(62)	704	0%	*
Net Income Attributable to Merck & Co., Inc.	$4,310	$3,944	$3,248	$11,502	$3,179	$1,545	$4,567	$9,291	$3,758	$13,049	-29%	24%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.56	$1.28	$4.55	$1.08	$0.48	$1.81	$3.37	$1.51	$4.88	-29%	35%
Income (Loss) from Discontinued Operations	-	-	-	-	0.17	0.13	-	0.30	(0.02)	0.28	0%	*
Net Income	$1.70	$1.56	$1.28	$4.55	$1.26	$0.61	$1.81	$3.67	$1.49	$5.16	-29%	24%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.55	$1.28	$4.53	$1.08	$0.48	$1.80	$3.36	$1.51	$4.86	-29%	35%
Income (Loss) from Discontinued Operations	-	-	-	-	0.17	0.13	-	0.30	(0.02)	0.28	0%	*
Net Income	$1.70	$1.55	$1.28	$4.53	$1.25	$0.61	$1.80	$3.66	$1.48	$5.14	-29%	24%

Average Shares Outstanding	2,528	2,531	2,533	2,531	2,531	2,533	2,530	2,531	2,527	2,530
Average Shares Outstanding Assuming Dilution	2,537	2,540	2,542	2,540	2,541	2,540	2,536	2,539	2,535	2,538
Tax Rate from Continuing Operations	11.4%	12.0%	9.2%	11.0%	8.0%	29.3%	13.2%	14.4%	2.2%	11.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2021 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

In 2022, the company changed the treatment of certain items for purposes of its non-GAAP reporting.  Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results no longer exclude charges related to these items. Results for 2021 have been recast to conform to the new presentation.

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$3,450	346		48						394	$3,056
Selling, general and administrative	2,336	61		5						66	2,270
Research and development	2,445	48		8						56	2,389
Restructuring costs	107			107						107	-
Other (income) expense, net	(450)	(10)				(684)				(694)	244
Income from Continuing Operations Before Taxes	5,266	(445)		(168)		684				71	5,195
Income Tax Provision (Benefit)	695	(96	)(4)	(26	)(4)	151	(4)			29	666
Net Income from Continuing Operations	4,571	(349)		(142)		533				42	4,529
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,567	(349)		(142)		533				42	4,525
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.80	(0.13)		(0.06)		0.21				0.02	$1.78

Tax Rate	13.2%										12.8%

Sep YTD
Cost of sales	$9,752	1,188		113				225	(3)	1,526	$8,226
Selling, general and administrative	6,804	96		9						105	6,699
Research and development	9,177	82		21						103	9,074
Restructuring costs	487			487						487	-
Other (income) expense, net	(1,007)	79				(1,503)				(1,424)	417
Income from Continuing Operations Before Taxes	9,970	(1,445)		(630)		1,503		(225)		(797)	10,767
Income Tax Provision (Benefit)	1,436	(283	)(4)	(82	)(4)	331	(4)	(257	)(4)	(291)	1,727
Net Income from Continuing Operations	8,534	(1,162)		(548)		1,172		32		(506)	9,040
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	8,525	(1,162)		(548)		1,172		32		(506)	9,031
Earnings per Common Share Assuming Dilution from Continuing Operations	$3.36	(0.46)		(0.22)		0.46		0.02		(0.20)	$3.56

Tax Rate	14.4%										16.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures.  Amounts included in research and development expenses primarily reflect expenses for the amortization of intangible assets.  Amounts included in other (income) expense, net, for the third quarter and nine month period primarily reflect an increase in the estimated fair value measurement of liabilities for contingent consideration related to the prior termination of the Sanofi-Pasteur MSD joint venture. Additionally, the nine month period also includes a loss on a forward exchange contract entered into in conjunction with the Organon spin-off.  Amount included in other (income) expense, net, for the nine month period was partially offset by royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents charges for the discontinuation of COVID-19 development programs.

(4) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Certain other items for the nine month period also includes a $207 million net tax benefit related to the settlement of certain federal income tax matters.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

THIRD QUARTER 2022

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2022	3Q 2021	% Change	3Q 2022	3Q 2021	% Change	3Q 2022	3Q 2021	% Change
TOTAL SALES (1)	$14,959	$13,154	14	$7,322	$6,276	17	$7,637	$6,878	11
PHARMACEUTICAL	12,963	11,496	13	6,620	5,670	17	6,343	5,826	9
Oncology
Keytruda	5,426	4,534	20	3,331	2,580	29	2,095	1,954	7
Alliance Revenue - Lynparza (2)	284	246	16	144	129	12	140	117	20
Alliance Revenue - Lenvima (2)	202	188	7	142	114	25	60	74	-19
Alliance Revenue - Reblozyl (3)	39		*	32		*	7		*
Vaccines (4)
Gardasil / Gardasil 9	2,294	1,993	15	957	839	14	1,337	1,154	16
ProQuad / M-M-R II / Varivax	668	661	1	532	537	-1	136	125	9
RotaTeq	256	227	12	154	135	13	102	92	11
Pneumovax 23	131	277	-53	68	181	-62	63	97	-35
Vaqta	64	48	33	27	32	-16	36	16	134
Hospital Acute Care
Bridion	423	369	15	233	181	29	190	188	1
Prevymis	114	96	19	49	39	26	64	57	14
Dificid	77	54	42	72	52	37	6	2	146
Primaxin	63	70	-9			-57	63	69	-9
Noxafil	62	64	-3	13	19	-30	49	45	8
Invanz	50	53	-7	2	(2)	-174	48	55	-14
Zerbaxa	43	(2)	*	24	(1)	*	19	(1)	*
Cancidas	43	56	-24	1	1	81	42	56	-25
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	88	100	-12	85	73	17	3	27	-90
Adempas (6)	57	59	-5				57	59	-5
Virology
Lagevrio	436		*			-	436		*
Isentress / Isentress HD	161	189	-15	68	77	-12	93	112	-17
Neuroscience
Belsomra	62	81	-24	20	23	-13	42	58	-28
Immunology
Simponi	173	203	-15				173	203	-15
Remicade	49	73	-33				49	73	-33
Diabetes (7)
Januvia	717	852	-16	332	365	-9	385	487	-21
Janumet	417	487	-14	90	86	4	327	401	-18
Other Pharmaceutical (8)	564	518	9	244	210	16	321	306	5

ANIMAL HEALTH	1,371	1,417	-3	475	467	2	896	951	-6
Livestock	829	864	-4	186	190	-2	643	675	-5
Companion Animals	542	553	-2	289	277	4	253	276	-8

Other Revenues (9)	625	241	159	227	139	63	398	101	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $3,552 million in the third quarter of 2022 and $3,315 million in the third quarter of 2021.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $1,231 million in the third quarter of 2022 and $1,417 million in the third quarter of 2021.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $10 million in the third quarter of 2022 and $135 million in the third quarter of 2021.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

SEPTEMBER YEAR-TO-DATE 2022

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	September YTD 2022	September YTD 2021	% Change	September YTD 2022	September YTD 2021	% Change	September YTD 2022	September YTD 2021	% Change
TOTAL SALES (1)	$45,453	$35,183	29	$20,927	$16,166	29	$24,526	$19,017	29
PHARMACEUTICAL	39,826	30,714	30	19,119	14,611	31	20,707	16,103	29
Oncology
Keytruda	15,487	12,609	23	9,307	7,108	31	6,180	5,501	12
Alliance Revenue - Lynparza (2)	825	721	14	427	371	15	397	350	14
Alliance Revenue - Lenvima (2)	660	498	33	426	287	48	235	211	11
Alliance Revenue - Reblozyl (3)	124		*	87		*	37		*
Vaccines (4)
Gardasil / Gardasil 9	5,428	4,144	31	1,803	1,605	12	3,624	2,539	43
ProQuad / M-M-R II / Varivax	1,716	1,626	6	1,337	1,255	6	379	371	2
RotaTeq	644	593	9	427	364	17	218	229	-5
Pneumovax 23	457	600	-24	280	354	-21	177	247	-28
Vaqta	134	138	-3	72	80	-9	62	58	6
Hospital Acute Care
Bridion	1,244	1,096	13	665	545	22	579	551	5
Prevymis	310	270	15	136	111	23	174	159	9
Dificid	196	115	70	184	108	70	12	7	75
Primaxin	185	194	-5	1		87	185	194	-5
Noxafil	180	197	-9	39	48	-20	141	149	-5
Invanz	148	157	-6	4	(2)	*	144	159	-10
Cancidas	138	168	-18	5	4	27	133	164	-19
Zerbaxa	120	(11)	*	64	(5)	*	55	(6)	*
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	258	248	4	244	222	10	14	26	-47
Adempas (6)	181	188	-4				181	188	-4
Virology
Lagevrio	4,859		*	1,523		*	3,336		*
Isentress / Isentress HD	466	590	-21	196	222	-12	270	368	-27
Neuroscience
Belsomra	199	238	-16	60	56	7	139	183	-24
Immunology
Simponi	540	619	-13				540	619	-13
Remicade	163	233	-30				163	233	-30
Diabetes (7)
Januvia	2,252	2,445	-8	958	997	-4	1,294	1,448	-11
Janumet	1,347	1,449	-7	258	244	6	1,089	1,205	-10
Other Pharmaceutical (8)	1,565	1,589	-1	616	637	-3	949	950	-

ANIMAL HEALTH	4,320	4,307	-	1,425	1,363	5	2,894	2,944	-2
Livestock	2,486	2,503	-1	521	508	3	1,965	1,996	-2
Companion Animals	1,834	1,804	2	904	855	6	929	948	-2

Other Revenues (9)	1,307	162	*	383	192	99	925	(30)	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties and a milestone payment.

(4) Total Vaccines sales were $8,743 million and $7,417 million on a global basis for September YTD 2022 and 2021, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $3,836 million and $4,110 million on a global basis for September YTD 2022 and 2021, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $156 million and $191 million on a global basis for September YTD 2022 and 2021, respectively.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2022				2021						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$14,107	$12,756	$12,963	$39,826	$9,238	$9,980	$11,496	$30,714	$12,039	$42,754	13	30

United States	6,773	5,726	6,620	19,119	4,294	4,647	5,670	14,611	5,790	20,401	17	31
% Pharmaceutical Sales	48.0%	44.9%	51.1%	48.0%	46.5%	46.6%	49.3%	47.6%	48.1%	47.7%
Europe (1)	3,309	2,677	2,427	8,412	2,276	2,404	2,445	7,124	2,655	9,780	-1	18
% Pharmaceutical Sales	23.5%	21.0%	18.7%	21.1%	24.6%	24.1%	21.3%	23.2%	22.1%	22.9%
China	1,113	1,355	1,419	3,887	688	944	1,278	2,910	1,352	4,262	11	34
% Pharmaceutical Sales	7.9%	10.6%	10.9%	9.8%	7.4%	9.5%	11.1%	9.5%	11.2%	10.0%
Japan	965	1,092	653	2,710	607	637	614	1,858	771	2,629	6	46
% Pharmaceutical Sales	6.8%	8.6%	5.0%	6.8%	6.6%	6.4%	5.3%	6.0%	6.4%	6.1%
Asia Pacific (other than China and Japan)	786	854	702	2,342	437	442	450	1,329	488	1,817	56	76
% Pharmaceutical Sales	5.6%	6.7%	5.4%	5.9%	4.7%	4.4%	3.9%	4.3%	4.1%	4.2%
Latin America	435	453	511	1,399	353	379	434	1,166	421	1,587	18	20
% Pharmaceutical Sales	3.1%	3.6%	3.9%	3.5%	3.8%	3.8%	3.8%	3.8%	3.5%	3.7%
Eastern Europe/Middle East/Africa	450	339	360	1,149	357	318	362	1,037	278	1,315	-1	11
% Pharmaceutical Sales	3.2%	2.7%	2.8%	2.9%	3.9%	3.2%	3.1%	3.4%	2.3%	3.1%
Canada	189	166	166	521	160	157	164	482	167	650	1	8
% Pharmaceutical Sales	1.3%	1.3%	1.3%	1.3%	1.7%	1.6%	1.4%	1.6%	1.4%	1.5%
Other	87	94	105	287	66	52	79	197	117	313	33	46
% Pharmaceutical Sales	0.6%	0.6%	0.9%	0.7%	0.8%	0.4%	0.8%	0.6%	0.9%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q22	3Q21	Sep YTD 2022	Sep YTD 2021
Interest income	$(40)	$(7)	$(62)	$(27)
Interest expense	244	196	727	597
Exchange losses	96	46	220	202
Loss (income) from investments in equity securities, net (1)	371	(683)	1,361	(1,535)
Net periodic defined benefit plan (credit) cost other than service cost	(60)	40	(208)	(159)
Other, net	(182)	(42)	(462)	(85)
Total	$429	$(450)	$1,576	$(1,007)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.